Pension and Other Retirement Plans	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure
NOTE 15: PENSION AND OTHER RETIREMENT PLANS
Employee Pension Plans— The Tribune Company pension plan was frozen as of December 1998 in terms of pay and service. An employee stock ownership plan established in 1988 was fully allocated at the end of 2003 and was replaced by an enhanced 401(k) plan in 2004.
In connection with the Times Mirror acquisition, the Company assumed defined benefit pension plans and various other contributory and non-contributory retirement plans covering substantially all of Times Mirror’s former employees. In general, benefits under the Times Mirror defined benefit plans were based on the employee’s years of service and compensation during the last five years of employment. In December 2005, the pension plan benefits for former Times Mirror non-union and non-Newsday employees were frozen. In March 2006, the pension plan benefits for Newsday union and non-union employees were frozen. Benefits provided by Times Mirror’s Employee Stock Ownership Plan (“Times Mirror ESOP”), which was fully allocated as of December 31, 1994, are used to offset certain pension plan benefits and, as a result, the defined benefit plan obligations are net of the actuarially equivalent value of the benefits earned under the Times Mirror ESOP. The maximum offset is equal to the value of the benefits earned under the defined benefit plan.
Effective January 1, 2008, the Tribune Company pension plan was amended to provide a tax-qualified, non-contributory guaranteed cash balance benefit for eligible employees. In addition, effective December 31, 2007, the Tribune Company pension plan was amended to provide a special one-time initial cash balance benefit for eligible employees. On November 3, 2009, the Company announced that participant cash balance accounts in the Tribune Company pension plan would be frozen after an allocation equal to 3% of eligible compensation for the 2009 plan year was made to the accounts of eligible employees. Such an allocation was made during the first quarter of 2010.
The Company also maintains three small defined benefit pension plans for other employees and former employees and participates in several multiemployer pension plans on behalf of employees represented by certain unions. During 2011, two of these small Company-sponsored defined benefit pension plans were frozen. In March 2011, the pension plan benefits of The Baltimore Sun Company Retirement Plan for Mailers (the “Baltimore Mailers Plan”) were frozen in terms of pay and service for employees covered under the collective bargaining agreement between the Company and the Baltimore Mailers Union Local No. 888. In June 2011, the pension plan benefits of The Baltimore Sun Company Employees’ Retirement Plan were frozen in terms of pay and service for employees covered under the collective bargaining agreement between the Company and the Washington-Baltimore Newspaper Guild. The other small Company-sponsored defined benefit pension plan covers certain union employees covered by collective bargaining agreements and certain hourly employees not covered by a separate collective bargaining agreement. This plan is not frozen and represents less than 2% of the total projected benefit obligation for the Company-sponsored defined benefit pension plans at December 31, 2015.
See “Multiemployer Pension Plans” section below for further discussion of the Company’s participation in multiemployer pension plans.
As a result of the filing of the Chapter 11 Petitions, the Predecessor was not allowed to make postpetition benefit payments under its non-qualified pension plans unless otherwise approved by the Bankruptcy Court. In the third quarter of 2012, the Plan was confirmed which, among other things, resulted in adjustments to certain claims related to the Predecessor’s non-qualified pension plans that were otherwise contingent upon the confirmation of the Plan. As a result, the Debtors recorded losses totaling approximately $19 million related to increasing the Predecessor’s liabilities under its non-qualified pension plans pursuant to a settlement agreement. Such losses were included in reorganization costs, net in the Predecessor’s Consolidated Statement of Operations for December 30, 2012. On the Effective Date, the Predecessor’s obligations with respect to these plans were reduced from $75 million to $26 million, which were paid under the Plan on or subsequent to the Effective Date. As a result, the Predecessor recognized a pretax gain of $49 million which is included in reorganization items, net in the Predecessor’s Consolidated Statement of Operations for December 31, 2012.
Multiemployer Pension Plans—The Company contributes to various multiemployer pension plans under the terms of collective-bargaining agreements that cover certain of its union-represented employees. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer withdraws from or otherwise ceases to contribute to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Alternatively, if the Company chooses to stop participating in one of its multiemployer plans, it may incur a withdrawal liability based on the unfunded status of the plan. The Company’s contributions to multiemployer pension plans were $3 million, $6 million and $6 million for 2015, 2014 and 2013, respectively. The contributions for 2014 and 2013 include contributions related to multiemployer pension plans which were assumed by Tribune Publishing subsequent to the Publishing Spin-off and totaled $3 million and $4 million, respectively. Based on contributions reported in the most recent Form 5500 for the largest multiemployer pension plan, the Company’s contributions represent less than 5% of the plan’s total contributions. No multiemployer pension plan contributed to by the Company was individually significant. The Pension Protection Act of 2006 (“PPA”) zone status as of December 31, 2015 for the AFTRA Retirement Plan, which represented 93% of the Company’s contributions in 2015, was green based on the plan’s year-end at December 31, 2014. Pursuant to the PPA, a plan in the green zone is at least 80% funded. The Company’s participation in other plans was immaterial in 2015.
Postretirement Benefits Other Than Pensions—The Company provides postretirement health care and life insurance benefits to eligible employees under a variety of plans. There is some variation in the provisions of these plans, including different provisions for lifetime maximums, prescription drug coverage and certain other benefits. In 2015, the Company notified certain employees that it will no longer offer retiree medical coverage to employees who retire after January 1, 2016 as well as revised benefits for a certain group of plan participants that was effective January 1, 2016. These plan changes decreased the Company’s other postretirement benefit obligation by $4 million. This unrecognized gain will be recognized as amortization of prior service credits over 10 years, which represents the average remaining life expectancy of plan participants.
Obligations and Funded Status—As discussed in Note 1, the Company recognizes the overfunded or underfunded status of its defined benefit pension and other postretirement plans as an asset or liability in its Consolidated Balance Sheets and recognizes changes in that funded status in the year in which changes occur through comprehensive (loss) income.
Summarized information for the Company’s defined benefit pension plans and other postretirement plans is provided below (in thousands):

	Pension Plans		Other Postretirement Plans
	December 31, 2015	December 28, 2014	December 31, 2015	December 28, 2014
Change in benefit obligations:
Projected benefit obligations, beginning of year	$2,124,373	$1,794,470	$14,005	$62,072
Service cost	709	463	81	328
Interest cost	81,815	82,109	451	1,466
Plan amendments	—	—	(3,887)	—
Impact of Medicare Reform Act	—	—	72	78
Actuarial (gain) loss	(114,431)	353,374	726	(2,224)
Benefits paid	(105,495)	(106,043)	(1,393)	(3,821)
Liability distributed in Publishing Spin-off	—	—	—	(43,894)
Projected benefit obligations, end of year	1,986,971	2,124,373	10,055	14,005
Change in plans’ assets:
Fair value of plans’ assets, beginning of year	1,655,257	1,595,294	—	—
Actual return on plans’ assets	(19,113)	155,456	—	—
Employer contributions	249	10,550	1,393	3,821
Benefits paid	(105,495)	(106,043)	(1,393)	(3,821)
Fair value of plans’ assets, end of year	1,530,898	1,655,257	—	—
Funded (under funded) status of the plans	$(456,073)	$(469,116)	$(10,055)	$(14,005)

Amounts recognized in the Company’s Consolidated Balance Sheets consisted of (in thousands):

	Pension Plans		Other Postretirement Plans
	December 31, 2015	December 28, 2014	December 31, 2015	December 28, 2014
Employee compensation and benefits	$—	$—	$(1,409)	$(1,495)
Pension obligations, net	(456,073)	(469,116)	—	—
Postretirement medical, life and other benefits	—	—	(8,646)	(12,510)
Net amount recognized	$(456,073)	$(469,116)	$(10,055)	$(14,005)

The accumulated benefit obligation, which excludes the impact of future compensation increases, for all defined benefit pension plans was $1.987 billion and $2.124 billion at December 31, 2015 and December 28, 2014, respectively.
The components of net periodic benefit cost for Company-sponsored plans were as follows (in thousands):

	Pension Plans				Other Postretirement Plans
	Successor			Predecessor	Successor			Predecessor
	2015	2014	2013	Dec. 31, 2012	2015	2014	2013	Dec. 31, 2012
Service cost	$709	$463	$616	$—	$81	$328	$559	$—
Interest cost	81,815	82,109	74,489	—	451	1,466	1,994	—
Expected return on plans’ assets	(111,690)	(113,056)	(109,885)	—	—	—	—	—
Recognized actuarial (gain) loss	—	(159)	—	—	25	(22)	—	—
Amortization of prior service credits	—	—	—	—	(81)	—	—	—
Net periodic benefit cost (credit)	$(29,166)	$(30,643)	$(34,780)	$—	$476	$1,772	$2,553	$—
Adjustments to non-qualified pension plans (1)	$—	$—	$—	$(49,295)	$—	$—	$—	$—

(1)
On the Effective Date, the Predecessor’s obligations with respect to its non-qualified pension plans were reduced from $75 million to $26 million, which were paid under the Plan on or subsequent to the Effective Date. As a result, the Predecessor recognized a pretax gain of $49 million which was included in reorganization items, net in the Predecessor’s Consolidated Statement of Operations for December 31, 2012.

The amounts of net periodic benefit cost for Company-sponsored other post retirement plans applicable to continuing and discontinued operations were as follows (in thousands):

	Other Postretirement Plans
	2015	2014	2013
Continuing operations	$476	$605	$556
Discontinued operations	—	1,167	1,997
Net periodic benefit cost	$476	$1,772	$2,553

Amounts included in the accumulated other comprehensive (loss) income component of shareholder’s equity (deficit) for Company-sponsored plans were as follows (in thousands):

	Pension Plans		Other Postretirement Plans		Total
	December 31, 2015	December 28, 2014	December 31, 2015	December 28, 2014	December 31, 2015	December 28, 2014
Unrecognized net actuarial losses, net of tax	$(59,217)	$(49,262)	$(488)	$(61)	$(59,705)	$(49,323)
Unrecognized prior service credits, net of tax	—	—	2,314	—	2,314	—
Total	$(59,217)	$(49,262)	$1,826	$(61)	$(57,391)	$(49,323)

In accordance with ASC Topic 715, unrecognized net actuarial gains and losses will be recognized in net periodic pension expense over approximately 26 years, which represents the estimated average remaining life expectancy of the inactive participants receiving benefits, due to plans being frozen and participants are deemed inactive for purposes of determining remaining useful life. The Company’s policy is to incorporate asset-related gains and losses into the asset value used to calculate the expected return on plan assets and into the calculation of amortization of unrecognized net actuarial loss over a four-year period.
Assumptions—Weighted average assumptions used each year in accounting for pension benefits and other postretirement benefits were as follows:

	Pension Plans		Other Postretirement Plans
	2015	2014	2015	2014
Discount rate for expense through Publishing Spin-Off (1)	N/A	4.70%	N/A	3.95%
Discount rate for expense following Publishing Spin-Off (1)	3.95%	4.70%	3.30%	3.35%
Discount rate for obligations	4.30%	3.95%	3.45%	3.30%
Increase in future salary levels for expense	3.50%	3.50%	—	—
Increase in future salary levels for obligations	3.50%	3.50%	—	—
Long-term rate of return on plans’ assets for expense	7.25%	7.50%	—	—

(1)
In connection with the Publishing Spin-off, the Company distributed to Tribune Publishing approximately $44 million of postretirement health care and life insurance liabilities. As a result, the Company remeasured its remaining other post retirement plan obligations as of the date of the Publishing Spin-off.

The Company utilizes the Aon Hewitt AA-Only Bond Universe Yield Curve (the “Aon Hewitt Yield Curve”) for discounting future benefit obligations and calculating interest cost. The Aon Hewitt Yield Curve represents the yield on high quality (AA and above) corporate bonds that closely match the cash flows of the estimated payouts for the Company’s benefit obligations.
The Company used a multi-pronged approach to determine its 7.25% assumption for the long-term expected rate of return on pension plan assets. This approach included a review of actual historical returns achieved and anticipated long-term performance of each asset class. See the “Plan Assets” section below for further information.
For purposes of measuring postretirement health care costs for 2015, the Company assumed a 7.5% annual rate of increase in the per capita cost of covered health care benefits. The rate was assumed to decrease gradually to 5.0% for 2023 and remain at that level thereafter. For purposes of measuring postretirement health care obligations at December 31, 2015, the Company assumed a 6.0% annual rate of increase in the per capita cost of covered health care benefits. The rate was assumed to decrease gradually to 5.0% for 2024 and remain at that level thereafter.
Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. As of December 31, 2015, a 1% change in assumed health care cost trend rates would have the following effects (in thousands):

	1% Increase	1% Decrease
Service cost and interest cost	$25	$(22)
Projected benefit obligation	$283	$(257)

Plan Assets—The Company’s investment strategy with respect to the Company’s pension plan assets is to invest in a variety of investments for long-term growth in order to satisfy the benefit obligations of the Company’s pension plans. Accordingly, when making investment decisions, the Company endeavors to strategically allocate assets within asset classes in order to enhance long-term real investment returns and reduce volatility.
The actual allocations for the pension assets at December 31, 2015 and December 28, 2014 and target allocations by asset class were as follows:

	Percentage of Plan Assets
	Actual Allocations		Target Allocations
Asset category:	2015	2014	2015	2014
Equity securities	51.5%	51.9%	50.0%	50.0%
Fixed income securities	41.6%	41.4%	45.0%	45.0%
Cash and other short-term investments	1.1%	1.8%	—	—
Other alternative investments	5.8%	4.9%	5.0%	5.0%
Total	100.0%	100.0%	100.0%	100.0%

Actual allocations to each asset class varied from target allocations due to market value fluctuations, timing, and overall market volatility during the year. The asset allocation is monitored on a quarterly basis and rebalanced as necessary.
Equity securities are invested broadly in U.S. and non-U.S. companies and are diversified across countries, currencies, market capitalizations and investment styles. These securities use the S&P 500 (U.S. large cap), Russell 2000 (U.S. small cap) and MSCI All Country World Index ex-U.S. (non-U.S.) as their benchmarks.
Fixed income securities are invested in diversified portfolios that invest across the maturity spectrum and include primarily investment-grade securities with a minimum average quality rating of A and insurance annuity contracts. These securities use the Barclays Capital Aggregate (intermediate term bonds) and Barclays Capital Long Government/Credit (long bonds) U.S. Bond Indexes as their benchmarks.
Alternative investments include investments in private real estate assets, private equity funds and venture capital funds. The private equity and venture capital investments use the median internal rate of return for the given strategy and vintage year in the VentureXpert database as their benchmarks. The real estate assets use the National Council of Real Estate Investment Fiduciaries Property Index as their benchmark.
The following tables set forth, by asset category, the Company’s pension plan assets as of December 31, 2015 and December 28, 2014, using the fair value hierarchy established under ASC Topic 820 and described in Note 11 (in thousands):

	Pension Plan Assets as of December 31, 2015
	Level 1	Level 2	Level 3	Total
Pension plan assets measured at fair value:
Registered investment companies	$585,719	$—	$—	$585,719
Common/collective trusts	—	114,471	—	114,471
103-12 investment entity	—	159,975	—	159,975
International equity limited partnership	—	38,857	—	38,857
Fixed income:
U.S. government securities	—	167,969	—	167,969
Corporate bonds	—	246,739	—	246,739
Mortgage-backed and asset-backed securities	—	29,473	—	29,473
Other	—	26,582	—	26,582
Pooled separate account	—	18,221	—	18,221
Loan fund limited partnership	—	29,852	—	29,852
Real estate	—	—	86,909	86,909
Private equity limited partnerships	—	—	456	456
Venture capital limited partnerships	—	—	1,469	1,469
Total pension plan assets measured at fair value	$585,719	$832,139	$88,834	1,506,692
Pension plan assets measured at contract value:
Insurance contracts				24,206
Total pension plan assets				$1,530,898

	Pension Plan Assets as of December 28, 2014
	Level 1	Level 2	Level 3	Total
Pension plan assets measured at fair value:
Registered investment companies	$675,548	$—	$—	$675,548
Common/collective trusts	—	127,805	—	127,805
103-12 investment entity	—	164,168	—	164,168
International equity limited partnership	—	46,539	—	46,539
Fixed income:
U.S. government securities	—	174,201	—	174,201
Corporate bonds	—	246,737	—	246,737
Mortgage-backed and asset-backed securities	—	33,828	—	33,828
Other	—	30,578	—	30,578
Pooled separate account	—	19,669	—	19,669
Loan fund limited partnership	—	31,044	—	31,044
Real estate	—	—	77,731	77,731
Private equity limited partnerships	—	—	1,461	1,461
Venture capital limited partnerships	—	—	2,015	2,015
Total pension plan assets measured at fair value	$675,548	$874,569	$81,207	1,631,324
Pension plan assets measured at contract value:
Insurance contracts				23,933
Total pension plan assets				$1,655,257

Registered investment companies are valued at exchange listed prices for exchange traded registered investment companies, which are classified in Level 1 of the fair value hierarchy.
Common/collective trusts are valued on the basis of the relative interest of each participating investor in the fair value of the underlying assets of each of the respective common/collective trusts. Common/collective trusts contain underlying assets valued based on the net asset value as provided by the investment account manager or based on pricing from observable market information in a non-active market and are classified in Level 2 of the fair value hierarchy.
The 103-12 investment entity has underlying assets that include plan assets of two or more plans that are not members of a related group of employee benefit plans. Securities held by this entity include registered investment companies that are valued based on the quoted sale price of the day. Securities for which no market quotations are readily available (including restricted securities) are valued using other significant observable inputs. Therefore, the 103-12 investment entity is classified in Level 2 of the fair value hierarchy.
The international equity limited partnership invests in equity securities of emerging market companies that are included in either the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index. Securities in the international equity limited partnership contain underlying assets valued based on the net asset value as provided by the investment account manager or based on pricing from observable market information in a non-active market and are classified in Level 2 of the fair value hierarchy.
U.S. government securities consist of investments in treasury securities, investment grade municipal securities and unrated or non-investment grade municipal securities and are classified in Level 2 of the fair value hierarchy. U.S. government bonds not traded on an active market are valued at a price which is based on a compilation of primarily observable market information or a broker quote in a non-active market, and are classified in Level 2 of the fair value hierarchy. Corporate bonds, mortgage-backed securities and asset-backed securities are valued using evaluated prices that reflect observable market information, such as actual trade information of similar securities, adjusted for observable differences and are categorized in Level 2 of the fair value hierarchy.
The pooled separate account represents an insurance contract under which plan assets are administered through pooled funds. The pooled separate account portfolio may include investments in money market instruments, common stocks and government and corporate bonds and notes. The underlying assets are valued based on the net asset value as provided by the investment account manager and therefore the pooled separate account is classified in Level 2 of the fair value hierarchy.
The loan fund limited partnership invests in senior bank loans and other senior debt instruments of borrowers that are primarily based in the U.S. and Canada. The loans and other instruments are valued using evaluated prices that reflect observable market information, such as actual trade information of similar securities, adjusted for observable differences. Therefore, the loan fund limited partnership is classified in Level 2 of the fair value hierarchy.
The fair values of real estate investments have been estimated using the methods most appropriate for the type of investment, including, but not limited to, the following: forecasts of net cash flows based on analyses of revenue and expenses and anticipated net proceeds from the liquidation of the underlying investments, discounted at prevailing risk-adjusted market rates of interest; comparisons of key performance indicators of relevant industry indices; recent negotiations of comparable investments; and/or independent appraisals by lenders or other third parties, when available. Availability of real estate investments for liquidation by the Company’s pension plans is subject to the liquidity of the underlying assets. Therefore, the real estate investments are classified in Level 3 of the fair value hierarchy.
The fair values of private equity and venture capital limited partnerships are estimated on a periodic basis using models that incorporate market, income, and cost valuation methods. The valuation inputs are not highly observable, and these investment interests are not actively traded on an open market. Therefore, investments in private equity and venture capital limited partnerships are classified in Level 3 of the fair value hierarchy.
The following tables set forth a summary of changes in the fair value of the Company’s pension plan Level 3 assets for the years ended December 31, 2015 and December 28, 2014 (in thousands):

	2015
	Real Estate	Private Equity Limited Partnerships	Venture Capital Limited Partnerships
Balance, beginning of year	$77,731	$1,461	$2,015
Realized net gains	2,032	46	—
Unrealized net gains (losses)	8,580	(19)	(521)
Transfers out of Level 3 investments	(588)	(46)	—
Purchases	1,371	—	—
Sales	(2,217)	(986)	(25)
Balance, end of year	$86,909	$456	$1,469

	2014
	Real Estate	Private Equity Limited Partnerships	Venture Capital Limited Partnerships
Balance, beginning of year	$71,580	$2,389	$2,150
Realized net gains (losses)	4,003	1	—
Unrealized net gains	5,551	(680)	(56)
Transfers out of Level 3 investments	(2,447)	(1)	—
Purchases	1,212	—	—
Sales	(2,168)	(248)	(79)
Balance, end of year	$77,731	$1,461	$2,015

Cash Flows—In 2015, the Company made contributions of $0.2 million to certain of its qualified pension plans and $1 million to its other postretirement plans. The Company does not expect to contribute to its qualified pension plans and expects to contribute $1 million to its other postretirement plans in 2016.
Expected Future Benefit Payments—Benefit payments expected to be paid under the Company’s qualified pension plans and other postretirement benefit plans are summarized below (in thousands). The benefit payments reflect expected future service, as appropriate.

	Qualified Pension Plan Benefits	Other Postretirement Benefits
2016	$114,523	$1,409
2017	$116,909	$1,293
2018	$119,720	$1,157
2019	$121,530	$1,048
2020	$123,001	$942
Thereafter	$627,912	$3,460

Defined Contribution Plans—The Company maintains various qualified 401(k) savings plans, which permit eligible employees to make voluntary contributions on a pretax basis. The plans allow participants to invest their savings in various investments. Effective January 1, 2010, the Company amended the Tribune Company 401(k) Savings Plan to provide for a matching contribution paid by the Company of 100% on the first 2% of eligible pay contributed by eligible employees and 50% on the next 4% of eligible pay contributed. The Tribune Company 401(k) Savings Plan was also amended to provide for an annual discretionary profit sharing contribution tied to the Company achieving certain financial targets. The Company made contributions of $14 million, $21 million and $28 million, to certain of its defined contribution plans in 2015, 2014 and 2013, respectively. The Company’s contributions for 2013 include a $6 million discretionary profit sharing contribution for the 2012 plan year which was recorded as an expense in 2012 but not allocated to the accounts of eligible employees until the first quarter of 2013. During 2015, 2014 and 2013, the Company recorded compensation expense related to its defined contribution plans from continuing operations of $15 million, $14 million and $6 million, respectively. These expenses are included in selling, general and administrative expenses in the Company’s Consolidated Statements of Operations.